SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                               Exchange Act of 1934

 Filed by the Registrant   X
 Filed by a Party other than the Registrant ___
 Check the appropriate box:
   __ Preliminary Proxy Statement
   __ Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
   X  Definitive Proxy Statement
   __ Definitive Additional Materials
   __ Soliciting Material Pursuant to <section> 240.14a-11(c) or
      <section> 240.14a-12

                      WAUSAU-MOSINEE PAPER CORPORATION
            (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

   X No fee required

  __ Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

  __ Fee paid previously with preliminary materials.

  __ Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ___________________________
     (2)  Form, Schedule or Registration Statement No:______________
     (3)  Filing Party: ___________________________
     (4)  Date Filed: ___________________________

                     WAUSAU-MOSINEE PAPER CORPORATION
                          1244 KRONENWETTER DRIVE
                       MOSINEE, WISCONSIN 54455-9099


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         _____________________

    The annual meeting of shareholders of Wausau-Mosinee Paper Corporation will be held at The Wausau Club, 309 McClellan Street, Wausau, Wisconsin, on Thursday, April 19, 2001, at 2:00 p.m., local time. The following proposals will be considered by shareholders at the annual meeting:

     1.   The election of three Class II directors;

     2. Approval of the Wausau-Mosinee Paper Corporation 2000 Stock Option Plan; and

     3.   Any other business that properly comes before the meeting.

     The record date for determining the holders of common stock entitled to notice of and to vote at the annual meeting or any adjournment thereof is the close of business on February 22, 2001.


     PLEASE PROMPTLY VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

     March 19, 2001
                                          By order of
                                          the Board of Directors

                                          GARY P. PETERSON
                                          Gary P. Peterson
                                          Secretary
                                 -1-
 WAUSAU-MOSINEE PAPER CORPORATION                 MARCH 19, 2001
 1244 KRONENWETTER DRIVE
 MOSINEE, WISCONSIN  54455-9099


                             PROXY STATEMENT
                                   FOR
                     ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD APRIL 19, 2001


                         SOLICITATION OF PROXIES

    We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of Wausau-Mosinee Paper Corporation for use at the 2001 annual meeting of shareholders, including any adjournment thereof. The annual meeting will be held at 2:00 p.m., at The Wausau
 Club, 309 McClellan Street, Wausau, Wisconsin on April 19, 2001.


                     PROXIES AND VOTING PROCEDURES

 YOUR VOTE

     Your vote is important. Whether or not you plan to attend the annual meeting, please sign, date and return the enclosed proxy promptly in order to be sure that your shares are voted. You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the company at our principal office in Mosinee, Wisconsin, by filing another duly executed proxy bearing a later date with the Secretary or by giving oral notice to the presiding officer at the annual meeting.

     All shares represented by your properly completed proxies which have been submitted to the company prior to the meeting (and which have not been revoked) will be voted in accordance with your instructions. IF YOU DO NOT INDICATE HOW YOUR SHARES SHOULD BE VOTED ON A PROPOSAL, THE SHARES REPRESENTED BY YOUR PROPERLY COMPLETED PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

     If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies in the proxy form furnished to you by the Board will have discretion to vote on those matters according to their best judgment to the same extent as you would be entitled to vote. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the annual meeting.
                                 -2-
 SHAREHOLDERS ENTITLED TO VOTE

     GENERAL.  Shareholders at the close of business on the record date are
 entitled to notice of and to vote at the annual meeting   Each share is
 entitled to one vote on each proposal properly brought before the annual meeting. Votes cast by proxy or in person at the annual meeting will be tabulated by an inspector of elections appointed by the Board. On the record date, there were 51,388,891 shares of common stock outstanding.

     DIVIDEND REINVESTMENT PLAN AND COMMON STOCK PURCHASE PLAN PARTICIPANTS. If you are a participant in the Dividend Reinvestment and Stock Purchase Plan or Common Stock Purchase Plan, your proxy will also serve to direct the plan administrator to vote any shares of common stock held for you under either plan at the close of business on the record date. Shares beneficially owned by participants in the plans for which no proxy or other voting directions are received will not be voted. You will receive a separate form of proxy for the shares held in the plans.

     401(K) PLAN PARTICIPANTS. If you are a participant in our 401(k) plan you may vote an amount of shares equivalent to the interest in our common stock credited to your account as of the record date. You will receive one proxy card for all shares you own through the plan. That proxy card will serve as voting instructions for the trustee of the 401(k) plan. If you own shares through the 401(k) plan and do not vote, the plan trustees will vote the plan shares in the same proportion as shares for which instructions were received under the plan.

 QUORUM, REQUIRED VOTE AND RELATED MATTERS

     QUORUM. A quorum is present if a majority of the votes entitled to be cast on a proposal are represented at the annual meeting in person or by proxy. For purposes of determining a quorum, shareholders who are present in person or are represented by proxy, but who abstain from voting, are considered present and count toward the determination of the quorum. Shares reported as broker non-votes are also considered to be shares present for purposes of determining whether a quorum is present.

     BROKER NON-VOTES. If you hold shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the proposals to be voted upon. Brokers or nominees who are the holders of record of company common stock for customers generally have discretionary authority to vote on certain routine matters. However, such brokers generally will not have authority to vote on other matters if they have not received instructions from their customers. If you do not give your broker or nominee specific instructions, your shares may not be voted on those proposals or counted in determining the number of shares necessary for approval. In determining the vote of a shareholder on matters for which a broker or nominee does not have the authority to vote shares held of record by the broker or nominee, the shares will be recorded as a "broker non-vote."

     ELECTION OF DIRECTORS. Directors are elected by a plurality of the votes cast. For this purpose, a "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum of three directors to be chosen at the annual meeting. You may
                                 -3-
 vote in favor of the nominees specified on the accompanying proxy form or may withhold your vote as to one or more of such nominees. Shares withheld or not otherwise voted in the election of directors (because of abstention, broker non-vote, or otherwise) will have no effect on the election of directors.

     ALL OTHER PROPOSALS. Proposal No. 2 (the 2000 Stock Option Plan) will be approved if a majority of the shares of stock represented and voted at the annual meeting vote for approval, provided that a majority of the outstanding shares of stock are voted on the proposal. Therefore, broker non-votes will have an effect on Proposal No. 2 only if a majority of the outstanding shares are not otherwise voted on the proposal.

 COSTS OF SOLICITATION

     In addition to solicitation by mail, our officers, directors and regular employees may solicit proxies in person or by telephone, facsimile, electronic mail or other forms of communication. Expenses in connection with the solicitation of proxies, including the reasonable expenses of brokers, fiduciaries and other nominees in forwarding proxy material to beneficial owners of our common stock, will be borne by us.

 PROXY STATEMENT PROPOSALS

     Any shareholder who intends to present a proposal at the annual meeting to be held in 2002 must deliver the written proposal to the Secretary of the company at our office in Mosinee, Wisconsin:

     <circle>not later than November 19, 2001, if the proposal is submitted for inclusion in our proxy materials for the 2002 meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; or

     <circle>on or after January 19, 2002, and on or before February 18,
             2002, if the proposal is submitted pursuant to our bylaws, in which case we are not required to include the proposal in our proxy materials.

 Shareholders may present a proposal at the 2002 annual meeting for consideration only if proper notice of the proposal has been given in accordance with one of these requirements. Nominations from the floor at the annual meeting of shareholders to be held in 2002 requires advance notice in accordance with the bylaws.


              PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     At the annual meeting, shareholders will be asked to elect three Class II directors for terms of office which will expire at the annual meeting of shareholders to be held in 2004. Harry R. Baker, Dennis J. Kuester and Richard L. Radt have been nominated by the Nominating Committee of the Board for election as Class II directors. Each of the candidates has consented to serve if elected, but in the event one or more of the nominees is not a candidate at the annual meeting, it is the intention of
                                 -4-
 the proxies to vote for such substitute or substitutes as may be designated by the Nominating Committee.

     Richard G. Jacobus has reached mandatory retirement age under the Board's policy and will not be a candidate for reelection. Mr. Jacobus served as a director since 1997 and as a director of our Mosinee Paper Corporation subsidiary from 1985 to 1997.

     The Board is composed of three classes consisting of three Class I and Class II directors, respectively, and two Class III directors. One class of directors is to be elected at each annual meeting of shareholders to serve a three-year term. No person may be elected a director if that person has attained age 70 as of the date of the election.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES FOR CLASS II DIRECTOR. The following information is furnished with respect to the nominees and all continuing directors:

                         PRINCIPAL OCCUPATION                     CLASS AND YEAR
                         AND OTHER                                WHICH TERM         DIRECTOR
 NAME AND AGE            DIRECTORSHIPS                            WILL EXPIRE        SINCE
 NOMINEES
 Harry R. Baker, 68      Former President and Chief                  Class II         1992
                         Executive Officer, Marathon Electric        2004
                         Manufacturing Corporation
                         (1989-1998); formerly a director of
                         Mosinee (1995-1997)

 Richard L. Radt, 69     Vice Chairman of the Board of the           Class II         1997
                         Company; President and Chief Executive      2004
                         Officer and a director of the Company
                         (1977-1987); formerly Vice Chairman
                         (1993-1997) and President and Chief
                         Executive Officer (1988-1993) of Mosinee

 Dennis J. Kuester, 59   President and director of Marshall & Ilsley Class II           -
                         Corporation; also President of M&I          2004
                         Marshall & Ilsley Bank and Chairman
                         of the Board and director of Metavante
                         Corporation and a director of Modine
                         Manufacturing Company

 CONTINUING DIRECTORS

 Walter Alexander, 66    President of Alexander Lumber               Class I          1997
                         Co.; also a director of Old Second          2003
                         Bancorp, Inc.; formerly a director
                         of Mosinee (1987-1997)
                                 -5-
 San W. Orr, Jr., 59     Chairman of the Board of the Company        Class I          1970
                         and Advisor, Estate of A.P. Woodson         2003
                         and Family; Chief Executive Officer
                         of the Company (2000; 1994-1995);
                         formerly Chairman of the Board
                         (1987-1997) and a director (1972-1997)
                         of Mosinee Paper Corporation; also a
                         director of Marshall & Ilsley Corporation

 David B. Smith, Jr., 62 Consultant; formerly Vice President,        Class I          1972
                         Labor Relations, Weyerhaeuser Company       2003

 Gary W. Freels, 52      President, Alexander Properties, Inc.       Class III        1996
                         (investment management); formerly           2002
                         President, M&I First American
                         Bank (1992-1995)

 Thomas J. Howatt, 51    President and Chief Executive Officer       Class III        2000
                         of the company since August, 2000;          2002
                         formerly Senior Vice President, Printing
                         & Writing Group (1997-2000) and
                         Vice President and General Manager,
                         Printing & Writing Division (1993-1997)

 COMMITTEES AND MEETINGS

     The Board appointed audit, compensation, and nominating committees for the last fiscal year.

     The Audit Committee, consisting of Messrs. Jacobus, Alexander, Baker and Freels, met seven times during the last fiscal year. The Audit Committee reviews our financial reports, our internal system of financial controls and the appointment, independence and performance of our independent auditors. The members of the committee also serve on the Board's Oversight Committee which is charged with the administration of our program to maintain legal and ethical standards. See "Report of the Audit Committee."

     The Executive Compensation & Bonus Committee consists of Messrs. Orr, Baker, Jacobus and Smith. The Committee met three times during the last fiscal year to review management compensation matters. The Board's Option and SAR Committee reviews and grants, as it deems appropriate, options, stock appreciation rights, and dividend equivalents. See "Committees' Report on Compensation Policies."

     The Nominating Committee consists of Messrs. Orr, Alexander, Freels and Radt. The Nominating Committee met once in 2000 to consider and recommend to the Board nominees for election as directors. Inquiries concerning nominations with pertinent background information should be directed to the Chairman of the Nominating Committee in care of the company.

     During the last fiscal year the Board met nine times. Each of the directors attended at least 75% of the aggregate number of the meetings of the Board and the committees on which they served during the last fiscal year.
                                 -6-
 REPORT OF THE AUDIT COMMITTEE
     The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the company's financial statements, (2) compliance by the company with legal and regulatory requirements and (3) the independence and the performance of the company's independent auditors.

     The Audit Committee operates under a charter which was adopted by the Board. As required by the charter, each member of the Audit Committee meets the independence and experience standards of the New York Stock Exchange listing requirements. The Audit Committee charter is set forth as Appendix A to this proxy statement.

     This report summarizes the actions of the Audit Committee with respect to the company's financial statements for the last fiscal year.

     Management has primary responsibility for the company's financial statements and the overall reporting process. The Audit Committee periodically met with management, other company financial personnel and representatives of Wipfli Ullrich Bertelson, LLP ("Wipfli"), the company's independent auditors, to review and discuss the financial statements prior to their issuance and to discuss significant accounting issues.
 Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles and the committee discussed the statements with both management and the independent auditors. The Audit Committee's review of the financial statements included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

     Management also has primary responsibility for the company's system of internal controls. The Audit Committee discussed the company's system of internal controls with its senior internal auditing executive and discussed the internal audit department's responsibilities, budget and staffing with Wipfli.

     The Audit Committee is responsible for matters concerning the relationship between the company and its independent auditors, including recommending their appointment or removal, reviewing the scope of their audit services and related fees, reviewing and approving any other services being provided to the company and determining whether the auditors are independent.

     The Audit Committee received from Wipfli the written disclosure and the letter relating to the independence of the firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also discussed with Wipfli the independence of the firm for the purposes of expressing an opinion on the company's financial statements and considered whether the provision of nonaudit services is compatible with maintaining the independence of the firm. During the last fiscal year, Wipfli billed aggregate fees for various services in the following categories:
                                 -7-
     AUDIT FEES
     Audit fees for professional services rendered for the audit of the company's financial statements for fiscal year 2000 and review of the unaudited financial statements included in the company's quarterly reports on Form 10-Q were $198,010.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
     The firm did not perform any professional services in 2000 with respect to the company's information systems, management of the company's local area network, or the design or implementation of a hardware or software system that aggregates source data for the company's financial statements or generates information significant to the statements.

     ALL OTHER FEES
     The firm's aggregate fees billed in 2000 for services to the company other than fees for services described under "Audit Fees" were $198,692. These fees represented professional services relating primarily to accounting, tax issues and the audit of the company's pension plans.

     On the basis of its reviews and discussions concerning the financial statements and the independence of the auditors described above, the Audit Committee recommended to the Board of Directors that it approve the inclusion of the company's audited financial statements in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     This report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the company specifically incorporates this report by reference therein.

     MEMBERS OF THE AUDIT COMMITTEE
     Richard G. Jacobus (Chairman)
     Walter Alexander
     Harry R. Baker
     Gary W. Freels

 RELATIONSHIP WITH INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board has appointed Wipfli Ullrich Bertelson LLP as independent auditors to audit the books, records and accounts of the company for the fiscal year ending December 31, 2001. Representatives of Wipfli Ullrich Bertelson LLP will be present at the annual meeting and will have an opportunity to make a statement or respond to appropriate questions.
                                 -8-
 DIRECTOR COMPENSATION

     Directors are paid a retainer of $2,000 per month and $1,000 for each
 meeting of the Board attended.   Mr. Smith participates in our health
 insurance plan and the other directors who are officers of the company receive salaries and benefits related to their duties. No other director received more than the standard arrangements described above.

     The Directors' Deferred Compensation Plan provides that directors may elect each year to defer fees otherwise payable in cash during the year. Amounts deferred become payable in a lump sum or in quarterly installments after the director's termination of service. In the event a director's service terminates because of a change of control of the company, as defined in the plan, payment of all deferred amounts will be made in a lump sum. During the period of deferral, a director may elect that the deferred fees be credited with interest at the prime rate in effect as of each calendar quarter at The Chase Manhattan Bank of New York or be converted into common stock equivalent units. If stock equivalent units are elected, the director's account is also credited with stock equivalent units representing the common stock which could, hypothetically, have been purchased with the hypothetical cash dividends which would have been paid on the accumulated stock equivalent units had they been actual common stock. Upon distribution, stock equivalent units are converted to cash based upon the fair market value of the common stock at the time of distribution. During 2000, Messrs. Alexander, Baker, Howatt, Jacobus, and Freels participated in the plan and deferred all or a portion of the retainer or meeting fees otherwise payable to them.

     Our retirement policy for directors provides for the payment of retirement benefits for directors who have served on the Board for at least five years prior to their termination of service. A retired director's monthly benefit is equal to the monthly retainer and meeting fees in effect at his termination of service and is paid for a period of time equal to the retired director's period of service on the Board, including service on the board of directors of Mosinee Paper Corporation prior to December 17, 1997. Retirement benefits terminate at death and are accelerated in the event of a change of control of the company, as defined in the policy.


                         BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth, based on statements filed with the SEC or information otherwise known to us, the name of each person believed by us to own more than 5% of our common stock and the number of shares of common stock held by each person.

                                          Common Shares     Percent of
 NAME AND ADDRESS                       BENEFICIALLY OWNED     CLASS
 Wilmington Trust Company                  9,937,785{(1)}    19.34%
 Rodney Square North
 1100 N. Market Street
 Wilmington, DE  19890-0001

 Trustees of David B. Smith Family Trust   3,159,537{(2)}     6.15%
 1206 E. Sixth Street
 Merrill, WI  54452

                                 -9-
     The following table sets forth the number of shares of common stock beneficially owned as of the record date, by each of the directors, each person nominated to become a director, each of the executive officers named in the summary compensation table and all directors and executive officers as a group.

                                                  COMMON STOCK   PERCENT OF
 NAME                                          BENEFICIALLY OWNED    CLASS
 Walter Alexander                                     16,212          *
 Harry R. Baker                                       13,240          *
 Gary W. Freels                                      980,085{(3)}   1.91%
 Thomas J. Howatt                                    141,485{(4)}     *
 Richard G. Jacobus                                   15,398          *
 Dennis J. Kuester                                         0{(5)}     *
 San W. Orr, Jr.                                   1,075,820{(6)}   2.09%
 Richard L. Radt                                      33,546{(4)}     *
 David B. Smith, Jr.                               2,402,491{(7)}   4.67%
 Gary P. Peterson                                    104,514{(4)}    *
 Stuart R. Carlson                                   104,777{(4)}    *
 David L. Canavera                                   165,014{(4)}    *
 Dennis M. Urbanek                                   123,369{(4)}    *

 All directors and executive officers
 as a group (16 persons)                            5,175,951      10.07%

     *Less than 1%

     {(1)}Held in a fiduciary capacity as trustee, including 9,899,485 shares held for the benefit of the descendants of A.P. Woodson and family.
     {(2)}David B. Smith, Jr., Thomas P. Smith, Margaret S. Mumma and Sarah S.
          Miller are the co-trustees of the David B. Smith Family Trust
          (the "Trust") which owns 2,368,372 shares of common stock.  Including common stock which is beneficially owned by the trustees on an individual basis and common stock owned by the Trust, each of the trustees has sole or shared investment authority with respect to the following percentages of common stock: David B. Smith, Jr., 4.77%; Thomas P. Smith, 4.78%;
          Margaret S. Mumma, 5.33%; and Sarah S. Miller, 5.20%.
     {(3)}Includes 975,065 shares of common stock held by two charitable foundations of which Mr. Freels serves as president and/or a director.
     {(4)}Includes shares which may be acquired through the exercise of options on or before 60 days.
     {(5)}The Marshall & Ilsley Trust Company is trustee of the company's retirement plans and holder of record of 3,804,670 shares of common stock as such trustee and in its various other fiduciary capacities.
          Included in this total are the shares held by the Trust Company as custodian of the David B. Smith Family Trust described in note (2).
          Mr. Kuester is the President and a director of Marshall & Ilsley
          Corporation, the parent corporation of the Trust Company.  Mr. Kuester and the Trust Company each disclaim any beneficial interest in the shares held of record by the Trust Company.
     {(6)}Includes 681,011 shares as to which Mr. Orr exercises shared voting and investment power (and as to which beneficial ownership is disclaimed) and shares which may be acquired through the exercise of options on or before 60 days.
                                 -10-
     {(7)}David B. Smith, Jr. is a co-trustee of the David B. Smith Family
          Trust which holds 2,368,372 shares of common stock.  See note (2).

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires directors and officers and persons who own more than 10% of the common stock outstanding ("reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC. We review copies of the Section 16(a) forms received by us or rely upon written representations from certain of these reporting persons to determine compliance with the Section 16(a) regulations for purposes of this proxy statement. The sale of stock by David B. Smith, Jr. which is described under "Certain Relationships and Related Transactions" was inadvertently not reported until February 16, 2001. In addition, the Form 3 filed by Albert K. Davis upon his appointment as Senior
 Vice President, Specialty Paper Group, inadvertently omitted to report the beneficial ownership of 141 shares.


                   COMPENSATION OF EXECUTIVE OFFICERS

 SUMMARY COMPENSATION TABLE

     The table below sets forth compensation earned by, or awarded or paid by us to, the CEO as of December 31, 2000, to each person who served as CEO during the last fiscal year and to each of our four most highly compensated executive officers as of December 31, 2000, whose salary and bonus exceeded $100,000 for the last fiscal year.

                         SUMMARY COMPENSATION TABLE

                                       Annual Compensation                     Long Term
                                                                              Compensation
                                                                                  Awards


                                                                  Other Annual   Options/         All Other
 Name and Principal Position    Year    Salary(1)       Bonus     Compensation   SARs(#)          Compensation
 San W. Orr, Jr.; Chairman of   2000    $ 250,000    $         0       0         115,000*        $   35,100{(2)}
 the Board+                     1999    $ 100,000    $         0       0               0         $   64,641
                                1998    $ 100,000    $         0       0               0         $   69,920

 Thomas J. Howatt; President    2000    $ 335,345    $    71,413       0         382,500*        $   18,570{(3)}
 and CEO                        1999    $ 247,841    $    61,631       0          86,205*        $    3,360
                                1998    $ 231,377    $   104,506       0          86,205<dagger> $    6,816

 Stuart R. Carlson, Executive   2000    $ 261,593    $    36,715       0          42,500*        $    3,570{(4)}
 Vice President,                1999    $ 247,126    $    36,963       0          29,600<dagger> $    3,360
 Administration                 1998    $ 230,607    $   121,073       0          29,600<dagger> $    6,816

 Gary P. Peterson, Senior Vice  2000    $ 236,000    $    51,920       0          17,500*        $    3,570{(4)}
 President, Finance, Secretary  1999    $ 228,303    $    57,083       0          29,600*        $    3,360
 and Treasurer                  1998    $ 215,496    $    99,413       0          29,600<dagger> $    6,816

 David L. Canavera, Senior Vice 2000    $ 212,000    $   100,287       0          17,500*        $    3,570{(4)}
 President, Towel & Tissue      1999    $ 204,643    $    83,011       0          31,840*        $    3,360
 Group                          1998    $ 195,000    $         0       0          31,840<dagger> $    6,816

 Dennis M. Urbanek, Senior Vice 2000    $ 215,000    $    49,450       0          42,500*        $    3,570{(4)}
 President, Engineering and     1999    $ 205,379    $    51,355       0          28,520*        $    3,360
 Environmental Services         1998    $ 176,142    $    62,966       0          50,000<dagger> $    6,816

 Daniel R. Olvey; President     2000    $ 125,231    $         0       0               0         $2,191,898{(5)}
 and CEO+                       1999    $ 462,507    $         0       0          58,000*        $   34,360
                                1998    $ 402,277    $   113,346       0          58,000<dagger> $   39,816

      +Mr. Olvey resigned as President and CEO effective February 24, 2000; Mr.
       Orr served as interim CEO from February 24, 2000 to August 7, 2000.
      *Options to acquire common stock.
      <dagger>Stock appreciation rights.
      {(1)}Includes compensation deferred by officers under 401(k) plan and by other agreement.
      {(2)}Directors' fees of $33,000 and 401(k) contribution of $2,100.
      {(3)}Director's fees of $15,000 and 401(k) contributions of $3,570.
           Mr. Howatt's fees were deferred under the Deferred Compensation Plan for
           Directors described under the caption "Committees and Compensation of the
           Board of Directors."
      {(4)}Contributions under 401(k) plan.
      {(5)}Includes 401(k) contribution of $3,570 and directors' fees of
           $5,000.  Mr. Olvey's fees were deferred under the Deferred Compensation Plan for Directors.  Also includes $2,183,328 paid in connection with Mr. Olvey's resignation.

 STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

      GRANTS. We maintain stock appreciation rights ("SAR") and stock option plans pursuant to which grants may be made to key employees. The following grants were made in 2000 to executive officers named in the summary compensation table.

                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                                                                 Alternative
                                      INDIVIDUAL                                                 Grant Date
                                        GRANTS                                                     Value

                                      % of total                   Market
                                      Options/SARs                 Price of
                                      Granted to     Exercise or   Stock on                       Grant Date
                  Options/SARs        Employees in   Base Price    Date of          Expiration    Present
 Name               Granted(#)        Fiscal Year    ($Sh)         Grant            Date          Value $(1)
 Mr. Orr           115,000{(2)          10.46%       $8.97           $8.97           8/7/20     $   366,850

 Mr. Howatt        365,000(2)           33.21%       $8.97           $8.97           8/7/20     $ 1,164,350
                    15,000(3)            1.36%       $9.75           $9.75         12/18/20     $    55,950
                     2,500(4)            0.23%       $9.72           $9.72          6/22/20     $     8,975

 Mr. Peterson       15,000(3)            1.36%       $9.75           $9.75         12/18/20     $    55,950
                     2,500(4)            0.23%       $9.72           $9.72          6/22/20     $     8,975

 Mr. Carlson        25,000(2)            2.27%       $9.31           $9.31         10/10/20     $    84,250
                    15,000(3)            1.36%       $9.75           $9.75         12/18/20     $    55,950
                     2,500(4)            0.23%       $9.72           $9.72          6/22/20     $     8,975

 Mr. Canavera       15,000(3)            1.36%       $9.75           $9.75         12/18/20     $    55,950
                     2,500(4)            0.23%       $9.72           $9.72          6/22/20     $     8,975

 Mr. Urbanek        25,000(2)            2.27%       $9.31           $9.31         10/10/20     $    84,250
                    15,000(3)            1.36%       $9.75           $9.75         12/18/20     $    55,950
                     2,500(4)            0.23%       $9.72           $9.72          6/22/20     $     8,975

      *All grants in 2000 were stock options.
      (1)Determined pursuant to Black-Scholes option pricing model.  The material assumptions and adjustments incorporated into the Black-Scholes model in estimating the value of the options reflected in the above table include
         (a) an option term of 20 years; (b) an interest rate that represents the interest rate on long-term U.S. Treasury securities with maturity date corresponding to the term on the grant date; (c) volatility calculated using daily stock prices for the 36-month period prior to the grant date; (d)
         dividends representing the annualized dividend paid with respect to the
                                 -13-
         underlying common stock; and (e) reductions to reflect the probability of a shortened term due to termination of employment prior to the option expiration date. The particular assumptions used for each grant date are:

       GRANT       INTEREST                      ANNUAL DIVIDEND REDUCTION FOR
       DATE        RATE     VOLATILITY  DIVIDENDS  YIELD         SHORTENED TERM
     06/22/2000    6.10%     44.6%       $0.32      3.29%         13.5%
     08/07/2000    5.83%     45.7%       $0.33      3.68%         12.2%
     10/10/2000    5.74%     46.5%       $0.33      3.54%         12.8%
     12/18/2000    6.03%     48.1%       $0.33      3.38%         13.0%

         The actual value, if any, a grantee will realize upon exercise of an option will depend on the excess of the market value of the common stock over the exercise price on the date the option is exercised.  See "Committees'
         Report on Compensation--Stock Based Compensation."
      (2)Granted under 2000 Stock Option Plan.  See "Proposal No. 2 - Approval
         of 2000 Stock Option Plan."
      (3)Subject to satisfaction of financial performance condition by the company for fiscal 2001.  See also note (2).
      (4)Exercise subject to financial performance conditions by the company in
         2000 which were not satisfied; options have therefore lapsed.

      EXERCISE AND YEAR-END VALUE. The following table sets forth information regarding the exercise of stock options or SARs in 2000 by each of the executive officers named in the summary compensation table and the December 31, 2000 value of unexercised, in-the-money stock options or SARs held by each such person.

   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
                                     VALUES


               Shares        Value      Number of Unexercised           Value of Unexercised In-the-
               Acquired on   Realized   Options/SARs at FY-End(#)       Money Options/SARs at FY-
 Name          Exercise (#)  ($)                                        End ($)
                                        Exercisable     Unexercisable   Exercisable         Unexercisable
 Mr. Orr           0            0        91,668*        115,000*        $123,655*(1)        $183,138*
                                        107,800<dagger>       0         $949,741<dagger>    $      0

 Mr. Howatt        0            0       127,817*        382,500*        $ 33,913*(1)        $595,556*
                                         22,183<dagger>       0         $182,054<dagger>    $      0

 Mr. Peterson      0            0       103,800*         17,500*        $ 63,424*           $ 14,294*
                                         46,200<dagger>       0         $129,342<dagger>    $      0

 Mr. Carlson       0            0       103,800*         42,500*        $ 63,424*           $ 45,606*
                                         46,200<dagger>       0         $132,700<dagger>    $      0

 Mr. Canavera      0            0       119,200*         17,500*        $ 35,525*           $ 14,294*
                                         30,800<dagger>       0         $ 86,679<dagger>    $      0

 Mr. Urbanek       0            0       106,520*         42,500*        $ 23,044*           $ 45,606*
                                         18,480<dagger>       0         $ 47,381<dagger>    $      0

 Mr. Olvey    10,000       18,150       286,000*              0         $165,811*           $      0

        *Options.
        <dagger>SARs exercisable only for cash.  In cases of SAR valuations, includes, in cases where the grant so provides, the value of hypothetical shares credited to grantee under provision in SAR grant which assumes cash dividends are paid on underlying shares and invested in hypothetical common stock.
        (1)     Value of options with respect to 91,668 shares (Mr. Orr) and 32,444 shares (Mr. Howatt) include the value of hypothetical shares credited under the Dividend Equivalent Plan which assumes cash dividends are paid on underlying shares and invested in hypothetical common stock.

 RETIREMENT BENEFITS

     Effective January 1, 1999, our retirement plan for non-union employees was converted to a "cash balance" plan. The plan bases a participant's pension on the value of a hypothetical account balance in the plan. Participants in the plan as of December 31, 1998, received a starting cash balance account in an amount equal to the present value of their benefit under the former retirement plan formula which was based on years of credited service and final average compensation, with an offset to reflect our contribution to Social Security. In addition, non-union participants as of December 31, 1998 received a special one-time transition credit in an amount equal to a specified percentage varying with age, multiplied by credited service and 1998 covered compensation. A participant will receive an annual credit to his account equal to 4.25% of covered compensation up to the Social Security taxable wage base and 8.5% of the covered compensation in excess of the taxable wage base, plus an interest credit on all prior accruals equal to the discount rate on 12-month U.S. Treasury bills as in effect in November of the year preceding
                                 -15-
 the plan year. The benefit payable under the plan is determined by converting the hypothetical account balance credits into annuity form. Individuals who were participants in the plan on December 31, 1998 and who retire on or before December 31, 2003 will receive a minimum benefit equal to the benefit they would have received under the plan formula as in effect on December 31, 1998.

     Executive officers, other than Mr. Orr, also participate in a nonqualified supplemental retirement plan under which benefits are determined by compensation without regard to limitations contained in the cash balance plan. The supplemental and cash balance plan will provide an executive officer with a retirement benefit equal to 50% of his average salary and bonus upon retirement at age 62 after 10 years of service as an executive officer. The supplemental plan provides for an offset of benefits payable under the cash balance plan. Accrued benefits under the supplemental plan will be paid in a lump sum in the event of a change of control of the company, as defined in the supplemental plan.

     Based on average covered compensation as of December 31, 2000, the following estimated single life annual benefits would be payable from the cash balance and supplemental retirement plans upon retirement at age 65 to the following executive officers:

                                                ADDITIONAL     TOTAL       AVERAGE
                    YEARS OF     QUALIFIED      SUPPLEMENTAL   RETIREMENT  COVERED
 EXECUTIVE OFFICER  SERVICE(1)   PLAN BENEFIT   PLAN BENEFIT   BENEFIT     REMUNERATION
 Mr. Orr               23          $34,000       $      0     $ 34,000     $100,000
 Mr. Howatt             8          $66,000       $108,000     $174,000     $348,000
 Mr. Peterson           9          $27,000       $130,000     $157,000     $313,000
 Mr. Carlson            9          $26,000       $132,000     $158,000     $315,000
 Mr. Canavera           9          $28,000       $109,000     $137,000     $275,000
 Mr. Urbanek           10          $44,000       $ 76,000     $120,000     $239,000

     (1)Years of service as an executive officer under the supplemental plan, except for Mr. Orr, who does not participate in the plan.  Vesting under the supplemental plan with respect to the listed officers requires attainment of age 55 and 10 years of service as an executive officer.  All officers are vested in their accrued benefit under the cash balance plan.

     Mr. Orr participates in plans which will provide, beginning at age 60 (or upon Mr. Orr's later termination of employment), an annual retirement benefit of 50% of covered compensation. Mr. Orr's covered compensation under this plan at December 31, 2000 was $100,000 and his accrued annual normal retirement benefit was $50,000. The plans provide for payment of the present value of the benefit in a lump sum in the event of a change of control of the company, as defined in the agreement.

 COMMITTEES' REPORT ON COMPENSATION POLICIES

     The Executive Compensation & Bonus Committee establishes and reviews base salaries of executive officers and is responsible for the establishment and implementation of executive bonus and incentive programs and general compensation policies. The compensation program for executive officers may include various grants under stock option, SAR and dividend equivalent plans. The plans are administered by the Board's Option and SAR Committee which
                                 -16-
 generally considers recommendations of the Compensation Committee with respect to grants, but has full discretion and control over whether a grant will be made and the amount and terms of any such grant. Insofar as this report includes a description of the compensation policies relating to the stock option, SAR and dividend equivalent plans, this report is a joint report of the Compensation Committee and the Option and SAR Committee. Executive officers who served on the Compensation Committee do not participate in the Committee's determination of their own compensation.

     This report describes the policies of the committees and the company as in effect for the 2000 fiscal year. As circumstances change and one or more of the committees deem it appropriate, policies in effect from time to time for years after 2000 may change.

     GENERAL
     The compensation policy is designed so that a significant portion of each executive officer's compensation package is directly related to the annual performance of the company and the performance of the company's common stock. The policy is designed to attract and retain individuals who have experience in the paper industry or who otherwise have particular training or skills which will satisfy particular requirements of the company. This policy is also intended to reward job performance which the Compensation Committee believes to be at or above the level expected of the company's executive officers. The total compensation paid to executive officers and the retirement and other fringe benefits provided by the company are designed to offer a level of compensation which is competitive with other companies in the paper industry. Some, but not all, of the companies used for purposes of compensation comparisons are included in the 51 companies which, in addition to the company, comprise the Media General index of paper companies' stock performance under the heading "Stock Price Performance Graph." The Compensation Committee makes compensation comparisons only with those companies whose operations are similar to the company or which have operating units which are similar to the company. Given the disparity in size between companies which operate in the paper industry and the difficulty in determining the precise duties of executive officers of other companies, it is difficult to draw exact comparisons with the compensation policies of other companies. The determination of executive compensation is, therefore, subjective.

     The company may not deduct as a business expense compensation paid to the CEO and each of the four most highly paid executive officers named in the summary compensation table who are officers on the last day of the year to the extent the compensation paid to the individual officer exceeds $1 million annually. This limitation is subject to certain exceptions for compensation paid pursuant to performance-based plans and amounts received through the exercise of stock options and SARs, provided certain requirements are met. No compensation paid in 2000 exceeded the deductible limit. The Compensation Committee intends that compensation paid to executives will qualify for this deduction and it will continue to review this limit and its application to the company's compensation policies.

     BASE COMPENSATION
     The Compensation Committee does not rely on specific salary and benefit comparisons, but does periodically consider and review a general survey of paper industry compensation prepared by an independent compensation and benefit consultant in order to gauge the relationship of its executive
                                 -17-
 officers' base salary and benefit levels to the levels of comparable operating units of larger paper companies. Annual increases in the base salary of each of the company's executive officers are determined in accordance with the Compensation Committee's policy of maintaining competitive salary levels with other paper industry companies (as discussed above), more general factors such as the rate of inflation, and individual job performance. Individual job performance in the prior fiscal year is the most important factor considered by the Compensation Committee in annual reviews and in determining appropriate increases in base salary. The CEO annually assesses the job performance of executive officers who report to him. The CEO's base salary is determined by the Compensation Committee on the same basis as that of the company's other executive officers, except that the Compensation Committee annually establishes performance criteria for the CEO and reviews his performance. During 2000, Mr. Orr was paid $150,000 for services as interim CEO.

 INCENTIVE COMPENSATION BASED ON FINANCIAL PERFORMANCE OF THE COMPANY AND INDIVIDUAL PERFORMANCE
     The company maintains incentive reward plans for executive officers which provide for the payment of annual cash bonuses to participants if the company's annual financial and/or individual performance objectives are met. The criteria by which incentive awards are determined are based on the Compensation Committee's assessment of the total cash compensation available to executive officers as base salary and under the incentive plans and are designed to provide total annual cash compensation which is comparable to amounts paid to officers in comparable positions in the paper industry. The Compensation Committee can modify performance objectives during a fiscal year under any of the plans if an unusual or nonrecurring event occurs which would have a significant effect on the stated performance goals.

     Mr. Howatt, who served as Senior Vice President, Printing & Writing Group until August 7, 2000, and Mr. Canavera participated in plans which provided for incentive compensation ranging from 20% of base salary to 75% of base salary, depending upon achievement of their respective operating group's targeted operating profit. Each officer also had the opportunity to earn incentive compensation equal to 25% of base salary upon satisfaction of individual performance objectives established by the CEO at the beginning of the year.

     Mr. Carlson served as Senior Vice President, Specialty Paper Group until October 10, 2000 when he was appointed to the position of Executive Vice President, Administration. Mr. Carlson participated in a plan which provided for incentive compensation ranging from 0% of base salary to 75% of base salary, depending upon achievement of his operating group's targeted operating profit. He also had the opportunity to earn incentive compensation equal to 25% of base salary upon satisfaction of individual performance objectives established by the CEO.

     Mr. Peterson and Mr. Urbanek participated in a plan which provided for a bonus equal to 20% of base salary if 2000 earnings per share were at $0.92 to 75% of base salary if 2000 earnings per share were at least $1.38. They also participated in a plan which provided for a maximum bonus of 25% of base
                                 -18-
 salary upon satisfaction of individual performance objectives established at the beginning of the year by the CEO.

     In all cases, earnings per share were adjusted for accruals on SARs, bonus expense, the effect of purchases of company stock under the stock repurchase program, and extraordinary items.

     STOCK BASED COMPENSATION
     Executive officers participate in stock option, SAR and dividend equivalent plans at various levels. The Option and SAR Committee may impose restrictions as to exercise or vesting of grants. The Option and SAR Committee has not established formal criteria by which the size of plan grants are determined, but the committee considers the amount and terms of each grant already held by an executive officer in determining the size and terms of any new grant. The value of these grants are principally related to the long-term performance of the common stock and, therefore, provide an identity of interests between executive officers and the shareholders.

     COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     Mr. Orr is Chairman of the Board and served on the Compensation Committee in 2000. None of the members of the Option and SAR Committee is an officer of the company.
                                        MEMBER OF
 MEMBER OF                              EXECUTIVE COMPENSATION
 OPTION AND SAR COMMITTEE               & BONUS COMMITTEE
 Walter Alexander                       San W. Orr, Jr.
 Harry R. Baker                         Harry R. Baker
 Gary W. Freels                         Richard G. Jacobus
 David B. Smith, Jr.                    David B. Smith, Jr.

                             CERTAIN RELATIONSHIPS
                            AND RELATED TRANSACTIONS

     During 2000, we engaged in various business transactions with companies for which some of our directors serve as directors or officers. Each of these transactions was done in the ordinary course of business and at prices and on terms prevailing at the time for comparable transactions with unrelated persons. These transactions included banking and trust services provided by Marshall & Ilsley Corporation, of which Mr. Kuester, a nominee for election to our Board, serves as president and a board member. We believe that none of the transactions were material to us or the other companies involved. We expect that similar transactions in the ordinary course of our business will continue in the future.

     During fiscal 2000, we purchased 50,000 shares of common stock from David B. Smith, Jr. in a private transaction at $7.75 per share, the average market price on the day of the transaction. Pursuant to our relocation policy, we purchased the home of John J. Schievelbein in connection with his appointment as Senior Vice President, Printing & Writing Group and relocation to assume his new duties. The purchase price of $207,000 was determined by independent appraisals as the fair market value of the home.
                                 -19-
                         STOCK PRICE PERFORMANCE GRAPH

     The following graph and table compare the yearly percentage change in the cumulative total shareholder return on our common stock for the period beginning December 31, 1990 and ending December 31, 2000 with the Media General Financial Services' Russell 2000 and Paper and Paper Products Indices for the same periods. The graph and table assume that the value of the investment in our common stock and each index on December 31, 1995 was $100 and that all dividends were reinvested.

 [Stock Price Performance Graph deleted pursuant to Rule 304(d) of Regulation S-T. Data reported in the graph is also reported in the following tabular form in the proxy statement delivered to shareholders.]

                                                    December 31

                     1990     1991     1992     1993     1994     1995    1996     1997     1998    1999   2000
 Wausau-Mosinee
 Paper Corporation  29.69    70.98    73.42    97.46    75.09   100.00    85.81    94.49    84.28   56.96  51.08
 MG Paper & Paper
 Products           52.06    65.51    68.93    72.02    80.47   100.00   114.87   122.00   122.14  151.61 137.68
 Russell 2000 Index 38.56    56.32    66.69    79.30    77.86   100.00   116.61   142.66   138.66  165.82 158.66

                                 -20-

              PROPOSAL NO. 2 - APPROVAL OF 2000 STOCK OPTION PLAN

     THE FOLLOWING SUMMARY OF THE MATERIAL FEATURES OF THE 2000 STOCK OPTION PLAN (THE "2000 PLAN") DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED BY REFERENCE TO THE TEXT OF THE PLAN. A COPY OF THE PLAN IS AVAILABLE UPON REQUEST FROM THE SECRETARY OF THE COMPANY. THE PLAN WILL ALSO BE FILED AS AN EXHIBIT TO OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AND WILL BE AVAILABLE AT THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV, UPON FILING OF THAT REPORT.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2000 PLAN.

 ADOPTION AND PURPOSE

     On June 22, 2000, the Board adopted the 2000 Plan, subject to the approval of the shareholders at the annual meeting. The purpose of the 2000 Plan is to enable us to attract and retain management-level employees and directors and to link stock-based individual participant incentives directly to our financial performance and increase shareholder value.

 ADMINISTRATION

     The 2000 Plan is administered by the Board's Option and SAR Committee. The Option Committee consists of not less than three members of the Board who may not be employees of the company and who must satisfy other conditions prescribed for "non-employee directors" under SEC Rule 16b-3 and "outside directors" under Section 162(m) of the Internal Revenue Code (the "Code"). Messrs. Baker, Alexander, Freels and Smith serve on the Option Committee.

     The Option Committee is authorized, in its sole discretion, to select those eligible employees who will receive stock option awards, determine the number of shares covered by such awards, impose conditions on the vesting or exercise of options, and administer and interpret the plan.

 PERSONS ELIGIBLE TO RECEIVE OPTIONS

     Salaried employees of the company or its subsidiaries who function in management, administrative or professional capacities, prospective salaried employees who will function in one of those capacities and who have accepted offers of employment and our directors are eligible to participate in the Plan. Membership in the eligible class of persons does not provide a right to participate in the 2000 Plan. Options will be granted only to those eligible persons who are selected by the Option Committee. As of the date of this proxy statement, we estimate that the number of eligible persons is approximately 40.

 NEW PLAN BENEFITS

     During the last fiscal year, options were granted to the executive officers named in the table captioned "Option/SAR Grants in Last Fiscal Year," page 13. Stock options were granted during the last fiscal year to the following groups:
                                 -21-

                                            NO. OF      AVERAGE WEIGHTED
     GROUP                                  SHARES       EXERCISE PRICE
     Executive Officers as a group         801,013(1)(2)     $9.16
     Non-Executive Directors as a group     75,000(3)        $8.97
     Non-Executive Officers as a group      32,500           $9.49
     Nominees for Director as a group       30,000(2)(3)     $8.97
     Employee Group (other than
        Executive Officers)                137,500           $9.69

 (1)See "Option/SAR Grants in Last Fiscal Year," page 13.
 (2)Includes the grant of options with respect to 15,000 shares to Mr. Radt.
 (3)Includes the grant of options with respect to 15,000 shares to Mr. Baker.

     All options granted are subject to shareholder approval of the plan.

 OPTIONS

     GENERAL. Options awarded to employees under the 2000 Plan may be either incentive stock options ("ISOs") under Internal Revenue Code Section 422 or options which do not satisfy the requirements of the Code for ISOs ("non-qualified options").

     SHARES TO BE AWARDED. The number of shares which may be awarded under an ISO in any year is limited to that number which, when the option first becomes exercisable, will have a value which is not in excess of $100,000. No employee may be awarded options with respect to more than 500,000 shares (subject to adjustment for future stock splits, stock dividends or other similar increases in the number of shares outstanding) in any calendar year.

     EXERCISE PRICE. All options must be awarded at an option price which is not less than the fair market value of the common stock on the date the option is awarded. For purposes of the plan, the "fair market value" of a share of common stock generally means the average of the highest and lowest sales prices as reported on the New York Stock Exchange Composite Tape.

     PAYMENT FOR OPTIONS. No consideration is received by us when an option is awarded. Upon exercise of an option, we will receive payment for the shares in cash or, with the consent of the Option Committee, an optionee may elect to deliver common stock owned by the optionee or to have shares withheld which have a fair market value equal to the exercise price.

     CONDITIONS TO EXERCISE. The Option Committee may establish various conditions or requirements which must be satisfied before an option becomes exercisable. These conditions may require the attainment of certain financial goals by the company, the passage of stated periods of time before the options vest, or any other conditions the Option Committee believes are reasonably related to the achievement of the purpose of the 2000 Plan. The Option Committee may also waive or modify any such conditions in its sole discretion.
                                 -22-
     TERM AND EXERCISE PERIODS OF OPTIONS. The Option Committee may establish the term of any option, although all ISOs must be exercised within ten years of their date of award and all non-qualified options must be exercised within twenty years of their date of award. Options must generally be exercised within three months of the optionee's termination of employment, although extended exercise periods of up to two years are provided for in the case of retirement, death or disability. Options are forfeited upon termination for cause as defined in the plan. Options are not transferrable, except upon the death of an optionee.

 FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the principal federal income tax consequences associated with the award and exercise of options under the 2000 Plan. This discussion is based on the Code as in effect on the date of this proxy statement.

     INCENTIVE STOCK OPTIONS. An optionee will not generally recognize income upon the grant of an ISO and will not generally recognize income upon exercise of the option, provided the optionee is an employee of the company or a subsidiary at all times from the date of grant until three months prior to exercise. However, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be includable for purposes of determining any alternative minimum taxable income of an optionee. If an optionee who has exercised an incentive stock option sells the shares acquired upon exercise more than two years after the grant date and more than one year after exercise, capital gain or loss will be recognized equal to the difference between the sales price and the exercise price. An optionee who sells the shares within two years after the grant date or within one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of the difference between (a) the exercise price and the fair market value of the shares on the date of exercise or (b) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as a capital gain or loss. We will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee in this case. The deduction will be allowable at the same time the optionee recognizes the income.

     NON-QUALIFIED OPTIONS. No income for federal tax purposes is required to be recognized by an optionee at the time a non-qualified option is awarded. Upon exercise of a non-qualified option, the optionee will recognize ordinary income in an amount in excess of the fair market value of the shares on the date of exercise over the option price. Upon exercise of a non-qualified option by an optionee, we are entitled to a deduction equal to the amount of the ordinary income realized by the optionee.

     If an optionee sells shares received upon the exercise of such a non-qualified option, the optionee will recognize capital gain income to the extent the sales proceeds exceed the fair market value of the shares on the date of exercise. The capital gains are long-term in nature if the optionee has held the shares for at least one year and a day prior to selling it.
                                 -23-
 SHARES AVAILABLE FOR OPTIONS

     As of the record date, approximately 1,046,013 shares were subject to outstanding options and 77,110 shares were available for award under the 1991 Employee Stock Option Plan (the "1991 Plan"). If the 2000 Plan is approved by the shareholders, no further options will be awarded under the 1991 Plan, but shares of common stock which would have been available for options under the 1991 Plan will become available for options to be awarded under the 2000 Plan. The 2000 Plan also authorizes the issuance of options to purchase 3,000,000 shares of common stock, or approximately 5.8% of the shares outstanding on the record date. If approved by the shareholders, the shares available for options under the 2000 Plan, including all shares now available under the 1991 Plan, will represent approximately 6% of the shares outstanding on the record date. On the record date, the closing price per share of the common stock as reported on the New York Stock Exchange, was $11.20.

     If any option awarded under the 2000 or 1991 Plans terminates without having been exercised in full, the number of shares as to which such option was not exercised will remain available for future option awards under the 2000 Plan. Similarly, shares which are not delivered to an optionee because the optionee elects to have shares withheld to pay the optionee's withholding tax, or because the optionee has delivered shares owned by the optionee in payment of the exercise price, will remain available for future option awards.

     The number of shares as to which options may be awarded under the 2000 Plan will be adjusted to reflect future stock splits, stock dividends or other similar increases in the number of shares of common stock outstanding. In addition, the Option Committee has the authority to make such adjustment as it deems appropriate if there is any other change in the capital structure of the company.

 CHANGE OF CONTROL

     Upon the occurrence of a change of control, each option outstanding on the date on which the change in control occurs will immediately become exercisable in full. In the event of an optionee's termination of employment within one year of a change of control, each option will be exercisable for a period which is not less than one year from the date of the change of control. Each optionee will also have the right, at his or her election made during a period of 60 days following the date on which the change of control occurs, to surrender all or part of any option for an immediate lump-sum cash payment for each covered share which is surrendered. This payment will be equal to the excess, if any, of (1) the higher of (a) the highest fair market value on any date in the 60-day period ending on the date on which the change of control occurred, or (b) the highest per share price for common stock actually paid in connection with the change of control, over (2) the per share exercise price of the option surrendered. The change of control provisions may be modified or terminated by the Option Committee in the event such provisions would render pooling-of-interests accounting unavailable for a merger or other acquisition transaction.

     For purposes of the 2000 Plan, the term "change of control" is defined to include (1) the acquisition, directly or indirectly, of at least 20% of the outstanding voting securities of the company; (2) certain mergers and consolidations which result in our shareholders owning less than 60% of the
                                 -24-
 new corporation; (3) the sale or other disposition of all or substantially all of our assets; (4) a liquidation or dissolution approved by our shareholders; and (5) a change in the majority of the members of the Board, other than a change consisting of directors nominated with the approval of the Board.

 AMENDMENT AND TERMINATION OF THE 2000 PLAN

     The 2000 Plan may be amended by the Board at any time, subject to certain limitations. Certain amendments, such as an increase in the number of shares available for options, may also require the approval of shareholders under the rules of a securities exchange and, to the extent so required, we intend to seek such approval. The Board may not amend the 2000 Plan in a manner which would adversely affect the rights of the holder of an option without the holder's consent.

     The 2000 Plan may be terminated at any time by the Board, but termination of the plan cannot, without the optionee's consent, reduce or restrict the optionee's rights under any options previously awarded under the plan. Unless the Board elects to terminate the plan at an earlier date, the 2000 Plan will terminate on June 21, 2010.

 APPLICATION OF SECTION 162(M) OF THE CODE

     Compensation of persons who are named in the summary compensation table in the company's proxy statement is generally subject to the tax deduction limits of section 162(m) of the Code. Stock options that qualify as "performance-based compensation" are exempt from section 162(m), thus allowing us the full tax deduction otherwise permitted for such compensation. If approved by our shareholders, the 2000 Plan will enable the Option Committee to grant stock options that will be exempt from the deduction limits of section 162(m).

 VOTE REQUIRED FOR APPROVAL OF THE 2000 PLAN

     Approval of the 2000 Plan requires the vote of a majority of the common stock cast at the annual meeting, provided that the total vote cast represents a majority of the total number of shares entitled to vote at the annual meeting on the approval of the plan.
                                 -25-
     All shareholders are requested to specify their vote on the enclosed form of proxy. If no specification is made, the proxy will be voted for approval of the 2000 Plan.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 2000 PLAN.

     Dated:  March 19, 2001.
                              By order of the Board of Directors

                              GARY P. PETERSON

                              GARY P. PETERSON
                              Secretary


               PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

                            APPENDIX A


                      AUDIT COMMITTEE CHARTER


     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the quality of the financial statements of the company, (2) the compliance by the company with legal and regulatory requirements and (3) the independence and performance of the company's internal and external auditors.

     The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the company or the company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall make regular reports to the Board.

 The Audit Committee shall:

 1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

 2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the company's financial statements.

 3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgements made in connection with the preparation of the company's financial statements.

 4. Review with management and the independent auditor the company's quarterly financial statements prior to filing of 10-Q.

 5. Meet periodically with management to review the company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

 6. Review material changes to the company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

 7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.
 8. Approve the fees to be paid to the independent auditor for audit services and each non-audit service that exceeds 10% of the total auditing fees.
                                 A-1
 9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

 10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

 11. Review the appointment and replacement of the senior internal auditing executive.

 12. Review the significant reports to management prepared by the internal auditing department and management's responses.

 13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

 14. Obtain from the independent auditor assurance that Section 10A of the 1934 Securities & Exchange Act has not been implicated.

 15. Obtain reports from management, the company's senior internal auditing executive and the independent auditor that the company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the company's Corporate Compliance Manual and Code of Conduct ("Code of Conduct").

 16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standard No. 61 relating to the conduct of the audit.

 17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the company's response to that letter. Such review should include:

     (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

     (b)  Any changes required in the planned scope of the internal audit.

     (c)  The internal audit department responsibilities, budget and staffing.

 18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.
                                 A-2
 19. Advise the Board with respect to the company's policies and procedures regarding compliance with applicable laws and regulations and with the company's Code of Conduct.

 20. Review with the company's General Counsel legal matters that may have a material impact on the financial statements, the company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

 21. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

 While the Audit Committee has the responsibilities and powers set forth in this Chapter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the company's Code of Conduct.

                               Appendix I

 This document is filed pursuant to Instruction 3 to Item 10 of Schedule 14A and is not part of the proxy solicitation material filed herewith.

                        WAUSAU-MOSINEE PAPER CORPORATION
                            2000 STOCK OPTION PLAN


                      WAUSAU-MOSINEE PAPER CORPORATION
                           2000 STOCK OPTION PLAN


     SECTION 1. PURPOSE. The Plan has been adopted to enable the Company to attract and retain management-level employees and directors and to link stock-based individual participant incentives directly to the Company's financial performance and increases in shareholder value.


     SECTION 2. CERTAIN DEFINITIONS. As used in this Plan, and in addition to any terms elsewhere defined in this Plan, the following terms, when capitalized, shall have the meanings set forth in this
 Section 2.

     SECTION 2.1. "BOARD" means the Board of Directors of the Company.

     SECTION 2.2. "CAUSE" means, with respect to any Optionee and unless otherwise provided by the Committee, (a) "Cause" as defined in any Option Agreement for the benefit of the Optionee, or (b) if there is no definition of "Cause" in the Optionee's Option Agreement, then with respect to such Optionee, Cause means: (i) an intentional failure to perform assigned duties; (ii) willful misconduct in the course of the Optionee's employment; (iii) breach of a fiduciary duty involving personal profit or acts or omissions of personal dishonesty, including, but not limited to, commission of any crime of theft, embezzlement, or misapplication of funds; (iv) any intentional, reckless, or negligent act or omission to act which results in the violation by the Optionee of any policy established by the Company or a Subsidiary which is intended to insure compliance with applicable securities, environmental, employment discrimination, or other laws or which causes or results in the Company's or a Subsidiary's violation of such laws, except any act done by the Optionee in good faith, as determined in the reasonable discretion of the Committee, or which results in a violation of such policies or laws which is, in the reasonable sole discretion of such Committee, immaterial; or (v) any of the foregoing which results in material loss to the Company or any of its Subsidiaries. The Committee shall have the sole discretion to determine whether Cause exists, and the Committee's determination shall be final.

     SECTION 2.3. "CHANGE IN CONTROL" has the meaning set forth in
 Section 8.2.

     SECTION 2.4. "CODE" means the Internal Revenue Code of 1986, as amended. The reference to any specific section of the Code or any regulation promulgated thereunder shall include any successor section or sections or regulation or regulations, as the case may be.

     SECTION 2.5. "COMMITTEE" means, subject to the provisions of
 Section 4, the Option and SAR Committee of the Board.

     SECTION 2.6. "COMMON STOCK" means the common stock, no par value, of the Company.
                                 -1-
     SECTION 2.7. "COMPANY" means Wausau-Mosinee Paper Corporation, a Wisconsin corporation.

     SECTION 2.8. "DIRECTOR" means a member of the Board, and includes all such members who are also employees of the Company.

     SECTION 2.9. "DISABILITY" means (a) a physical or mental condition which qualifies as a total and permanent disability under the terms of any plan or policy maintained by the Company or a Subsidiary and for which the Optionee is eligible to receive benefits under such plan or policy, or (b) if the Optionee does not participate in a disability plan or is not covered by a disability policy of the Company or a Subsidiary, Disability means the permanent and total inability of the Optionee by reason of mental or physical infirmity, or both, to perform the work customarily assigned to him or her, if a medical doctor selected or approved by the Committee, and knowledgeable in the field of such infirmity, advises the Committee either that it is not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Optionee's lifetime.

     SECTION 2.10. "EFFECTIVE DATE" means June 22, 2000.

     SECTION 2.11. "EMPLOYED," and any variation thereof such as "EMPLOYMENT," means, as appropriate, employed by or employment with any of the Company or any present or future Subsidiary.

     SECTION 2.12. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended. The reference to any specific section of the Exchange Act or any regulation promulgated thereunder shall include any successor section or sections or regulation or regulations, as the case may be.

     SECTION 2.13. "FAIR MARKET VALUE" of a share of Common Stock as of any date means the price per Share as determined in accordance with the following:

          (A) EXCHANGE. If the principal market for the Common Stock is a national securities exchange, "Fair Market Value" means the average of the highest and lowest reported sale prices of the Common Stock on the New York Stock Exchange Composite Tape if the Common Stock is then listed for trading on such exchange, otherwise, the average of the highest and lowest reported sales prices of the Common Stock in any transaction reported on the principal exchange on which the Common Stock is then listed for trading.

          (B) OVER-THE-COUNTER. If the principal market for the Common Stock is an over-the-counter market, "Fair Market Value" means the average of the highest bid and lowest ask prices of the Common Stock reported in the Nasdaq National Stock Market, or if the Common Stock is not then listed for trading in such market, the average of the highest bid and lowest ask prices reported on any other bona fide over-the-counter stock market selected in good faith by the Committee.
                                 -2-
          (C) DATE. If the date on which Fair Market Value is to be determined is not a business day, or, if there shall be no reported transactions for such date, such determination shall be made on the next preceding business day for which transactions were reported.

          (D) OTHER DETERMINATION. If subparagraphs (a) and (b) are not applicable, Fair Market Value shall mean such amount as may be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     SECTION 2.14. "INCENTIVE STOCK OPTION" means an Option granted pursuant to the terms of the Plan which is intended by the Committee to meet the requirements of an "incentive stock option" within the meaning of Section 422 of the Code; provided, however, that to the extent an Incentive Stock Option is exercised after the expiration of any limitation on the time of exercise applicable under Section 422 of the Code, or such Option does not meet the qualifications of an "incentive stock option" within the meaning of such Section 422, such Option shall thereafter be a Non-Qualified Option.

     SECTION 2.15. "NON-QUALIFIED OPTION" means (a) an Option granted pursuant to the terms of the Plan which the Committee intends shall not meet the requirements of an "incentive stock option" within the meaning of Section 422 of the Code, and (b) any Option intended to be an Incentive Stock Option which does not satisfy the terms, or is not exercised in accordance with the requirements of, Section 422 of the Code.

     SECTION 2.16. "OPTION" means an option to purchase Shares awarded pursuant to the provisions of Section 6.

     SECTION 2.17. "OPTION AGREEMENT" means the written document which evidences an award of Options, whether or not such document requires the signature of the Optionee.

     SECTION 2.18. "OPTIONEE" means an eligible individual, as determined in accordance with Section 5, who has been granted an Option.

     SECTION 2.19. "OPTION PRICE" means, with respect to each Option, the price per Share at which such Option may be exercised and the Shares subject to such Option purchased.

     SECTION 2.20. "PLAN" means the Wausau-Mosinee Paper Corporation 2000 Stock Option Plan as set forth herein or as hereafter amended.

     SECTION 2.21. "RETIREMENT" means, with respect to an Optionee who is Employed, the Termination of Service by the Optionee on or after the date on which the Optionee had attained age fifty-five and completed ten calendar years of service with the Company, including service with any Subsidiary, and, with respect to a Director who is not Employed, the Termination of Service by the Director on or after the completion of not less than five calendar years of service as a Director.
                                 -3-
     SECTION 2.22. "SHARE" means a share of Common Stock.

     SECTION 2.23. "SUBSIDIARY" means any corporation, partnership, or other entity in which the Company owns, directly or indirectly, at least a 50% interest in the voting rights or profits.

     SECTION 2.24. "TERMINATION OF SERVICE" means, (a) with respect to an Employed Optionee, the Optionee's termination of Employment, and (b) with respect to a Director who is not Employed, the termination of such Optionee's service as a Director. An Optionee Employed by a Subsidiary shall also be deemed to incur a Termination of Service if the Subsidiary ceases to be such a Subsidiary and the Optionee does not immediately thereafter become an employee of the Company or another Subsidiary. Temporary absences from Employment because of illness, vacation, or leave of absence and transfers among the Company and its Subsidiaries shall not be considered Terminations of Service. For purposes of the Plan, the Optionee's Termination of Service shall be deemed to have occurred at the close of business on the day preceding the first date on which he or she is no longer for any reason whatsoever Employed, or, in the case of a Director, the first date on which he or she is no longer a Director.


     SECTION 3.  NUMBER OF SHARES AVAILABLE FOR OPTIONS.

     SECTION 3.1. SHARES SUBJECT. The aggregate number of Shares which may be delivered under Options awarded pursuant to the Plan shall be equal to the sum of (a) 3,000,000 and (b) any Shares available for future awards under all prior stock option plans of the Company (the "Prior Plans") as of the Effective Date, including any Shares with respect to which options awarded under any Prior Plans are hereafter forfeited, expire, or are canceled without delivery of Shares.

     SECTION 3.2. UNDELIVERED SHARES. To the extent any Shares subject to an Option are not delivered to the Optionee (or the estate or other transferee of such Optionee) because the Option is forfeited, expires, or otherwise becomes unexercisable, or the Shares are not delivered because the Shares are used to satisfy the applicable tax withholding obligation of the Optionee, such Shares shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

     SECTION 3.3. EXERCISE USING SHARES. If the Option Price of any Option awarded under the Plan or any Prior Plan is satisfied by tendering Shares to the Company (by actual delivery or attestation), only the number of Shares issued to the Optionee (or the estate or other transferee of such Optionee), net of the Shares tendered, shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

     SECTION 3.4. STOCK DIVIDENDS, ETC. If the Company shall, after the Effective Date, change the Common Stock into a greater or lesser number of Shares through a stock dividend, stock split-up, or combination of Shares, then (a) the number of Shares then subject to the Plan, but which are not then subject to any outstanding Option, (b) the number of Shares subject to each then outstanding Option (to the extent not previously exercised), and (c) the price per Share payable upon exercise of each then outstanding Option, shall all be proportionately increased or decreased as of the record date for such stock dividend, stock split-up, or combination of Shares in order to give effect thereto. Notwithstanding any such proportionate increase or decrease, no fraction of a Share shall be issued upon the exercise of an Option or the Shares subject to an Option shall be rounded to the nearest whole Share and the Option Price shall be rounded to the nearest full cent.

     SECTION 3.5. OTHER CHANGES. If, after the Effective Date, there shall be any change in the Common Stock or other change in the capitalization of the Company other than through a stock dividend, stock split-up, or combination of Shares, including, but not limited to, a change which results from a merger, consolidation, spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization is within the meaning of Section 368 of the Code), or any partial or complete liquidation of the Company, then if, and only if, the Committee shall determine that such change equitably requires an adjustment in the number or kind of Shares then subject to an Option, the Option Price with respect to an Option, or the number of Shares or class of stock remaining subject to the Plan, such adjustment as the Committee shall determine is equitable and as shall be approved by the Board shall be made and shall be effective and binding for all purposes of such Option and the Plan. If any member of the Board shall, at the time of such approval, be an Optionee, he shall not participate in any action in connection with such adjustment.


     SECTION 4.  ADMINISTRATION OF THE PLAN.

     SECTION 4.1  THE COMMITTEE.

          (A)  MEMBERSHIP QUALIFICATIONS.  Except as provided in this
 Section 4.1, at all times the Committee shall consist of not less than three members designated by the Board from among those Directors who are not officers or employees of the Company or a Subsidiary and each of whom is (a) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act (a "Non-Employee Director") and (b) an "outside director" within the meaning of Section 162(m) of the Code (an "Outside Director"); provided, however, that in addition to the Board's general authority to amend the Plan as provided for in Section 9.1, the Board shall have the specific authority to modify or eliminate the foregoing qualifications or adopt such other qualifications as are reasonably intended to result in (x) the award of Options, and transactions with respect to the award or exercise of such Options, satisfying an exemption from Section 16(b) of the Exchange Act, or any successor thereto, and (y) compensation recognized by Optionees qualifying as a deductible expense of the Company under the "performance-based compensation" exception to compensation deduction limits which would otherwise be imposed on the Company under Section 162(m) of the Code.

          (B) APPOINTMENT OF OTHER MEMBERS. In the event that one or more members of the Committee shall fail to meet the qualifications set forth in Section 4.1(a), the Board shall remove such member or members and appoint a successor or successors who satisfy such qualifications. The Board shall act in a reasonably prompt manner to fill any vacancy on the Committee from among such of its members who are both Non-Employee Directors and Outside Directors.

          (C) VALIDITY OF GRANTS. Notwithstanding the qualifications for members of the Committee established in Section 4.1(a), any award of Options made by the Committee in good faith and without the knowledge that one or more of its members did not satisfy such qualifications, shall be valid and enforceable by the Optionee even though the members of the Committee did not, at the time of such award, satisfy such qualifications.

     SECTION 4.2 AUTHORITY OF COMMITTEE. The Plan shall be administered by the Committee. The Committee shall, subject to the terms of the Plan (including, specifically, Section 6.1), have the authority to, in its sole discretion, (a) select eligible individuals to receive an award of one or more Options and to participate in the Plan, (b) determine the number of Shares subject to each award and the Option Price associated therewith, (c) establish terms and conditions concerning the time of, and conditions precedent to, the exercisability of each award (including, without limitation, conditions with respect to the passage of time, financial performance of the Company, satisfaction of performance or other goals of the Optionee, restrictions on competitive employment or satisfaction of Company policies, increase in Fair Market Value of the Common Stock, and any other conditions which the Committee deems reasonably related to the satisfaction of the purposes of the Plan), (d) determine the form of each Option Agreement and all terms and conditions thereof with respect to each award, including adoption of a formula providing for the award of Options to Directors at specified intervals, (e) interpret the Plan and the application thereof and establish such rules and regulations as it deems necessary or desirable for the administration of the Plan, (f) modify or cancel any Option or take such action to cause the vesting or exercisability of any or all outstanding Options to become exercisable in part or in full for any reason at any time, subject to the limitation of Section 9.1, and (g) exercise such other authority as is reasonably related to the administration of and/or the fulfillment of the purpose of the Plan. All actions, interpretations, rules, regulations, and conditions taken or established by the Committee shall be final, binding, and conclusive upon the Company and all Optionees.

     SECTION 4.3 ACTIONS BY THE COMMITTEE. A majority of the members of the Committee shall constitute a quorum. In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.

     SECTION 4.4 LIMITATION ON LIABILITY AND INDEMNIFICATION OF BOARD. No Director, no executive officer or other employee of the Company, and no other agent or representative of the Company shall be liable for any act, omission, interpretation, construction, or determination made in connection with the Plan in good faith, and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's articles of incorporation and/or bylaws, and under any directors' and officers' liability insurance that may be in effect from time to time.


     SECTION 5. INDIVIDUALS ELIGIBLE TO BECOME OPTIONEES. Subject to the provisions of Section 6.1(b), (a) salaried employees of the Company and any Subsidiary who function in management, administrative, or professional capacities, (b) prospective salaried employees who have accepted offers of employment from the Company or a Subsidiary and will function in a management, administrative, or professional capacity, and
 (c) Directors shall be eligible to be selected, in the sole discretion of the Committee, to participate in, and receive an award of one or more Options pursuant to, the Plan.


     SECTION 6.  AWARDING OF OPTIONS.

     SECTION 6.1.  OPTIONEES.

          (A) AWARDS BY COMMITTEE. Options shall be awarded to such eligible individuals, as determined by the provisions of Section 5, as the Committee may, from time to time and at any time, select. Membership of an employee or a prospective employee in a class of management, administrative, or professional employees or election as a Director shall not, without specific Committee action and except as provided in Section 6.1(b), entitle such person to receive an Option award.

          (B) INITIAL AWARDS TO DIRECTORS. On August 7, 2000, each person who was a Director on such date shall be granted a Non-Qualified Option to purchase 15,000 shares of Common Stock at an Option Price equal to the Fair Market Value of the Common Stock on the Effective Date.

     SECTION 6.2 OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement, the terms of which may differ from other Option Agreements. Each Option Agreement evidencing an award of an Option by the Committee pursuant to Section 6.1(a) shall be signed on behalf of the Company and, if so provided by the Committee, the Optionee, and shall set forth with respect to the Option awarded therein, the name of the Optionee, the date awarded, the Option Price, whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, the number of Shares subject to the Option, and such other terms and conditions consistent with the Plan as determined by the Committee. Each Option Agreement evidencing a Non-Qualified Option awarded pursuant to Section 6.1(b) shall be signed on behalf of the Company and shall set forth with respect to the Option awarded therein, the name of the Optionee, the date awarded, the Option Price, the number of Shares subject to the Option, and shall be in such form as the Committee deems appropriate. The Committee may at the time of award or at any time thereafter impose such additional terms and conditions on the exercise of such Option as
                                 -7-
 it deems necessary or desirable for such Option, or the exercise thereof, to be exempt under Section 16(b) of the Exchange Act, and the regulations promulgated thereunder, and to qualify as "performance-based compensation" under Section 162(m) of the Code, and the regulations promulgated thereunder. Each Option Agreement shall be entered into subject to, and shall incorporate by reference, all terms, conditions, and limitations set forth in the Plan.

     SECTION 6.3 TERMS AND CONDITIONS OF THE OPTIONS. In addition to any other terms, conditions, and limitations specified in the Plan, each Option awarded hereunder shall, as to each Optionee, satisfy the following requirements:

          (A)  DATE OF AWARD.  Options must be awarded on or before June
 21, 2010.

          (B) EXPIRATION. No Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is awarded. No Non-Qualified Stock Option shall be exercisable after the expiration of twenty years from the date such Option is awarded.

          (C) PRICE. The Option Price as to any Share subject to an Option may not be less than the Fair Market Value of the Share on the date the Option is awarded.

          (D) LIMITATIONS ON TRANSFERABILITY. No Option shall be transferable by the Optionee other than by will or the laws of descent and distribution, nor can it be exercised by anyone other than the Optionee during the Optionee's lifetime. No Option may be sold, transferred, assigned, pledged, hypothecated, encumbered, or otherwise disposed of (whether by operation of law or otherwise), or be subject to execution, attachment, or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber, or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

          (E) EXERCISE. Except as otherwise permitted by the Committee, or as provided in Section 6.4, or as elsewhere provided in this Section 6.3(e), Options must be exercised, or shall be forfeited, in accordance with the following time limitations:

               (I) TERMINATION BY REASON OF DEATH. If the Optionee incurs a Termination of Service by reason of death, any Option held by such Optionee on the Optionee's date of death may thereafter be exercised, to the extent it was exercisable on the date of the Optionee's death, for a period of one year from the date of death or until the expiration of the stated term of such Option, whichever period is shorter.

               (II) TERMINATION BY REASON OF DISABILITY. If the Optionee incurs a Termination of Service by reason of Disability, any Option then held by such Optionee may thereafter be exercised to the extent it was exercisable on the date of such Termination of Service for a period of one year from the date of such Termination of Service or until the expiration of the stated term of such Option, whichever period is shorter.

               (III) TERMINATION BY REASON OF RETIREMENT. If the Optionee incurs a Termination of Service by reason of Retirement, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable on the date of the Optionee's Termination of Service, for a period of two years from the date of such Termination of Service or until the expiration of the stated term of such Option, whichever period is shorter.

               (IV) OTHER TERMINATION. Unless otherwise determined by the Committee, if the Optionee incurs a Termination of Service for Cause, all Options then held by such Optionee shall terminate and may not be exercised from and after the effective date of such Termination of Service. If an Optionee incurs a Termination of Service for any reason other than death, Disability, Retirement, or Cause, any Option then held by the Optionee, to the extent it was exercisable on the date of such Termination of Service, may be exercised for a period of three months from the date of such Termination of Service or until the expiration of the stated term of such Option, whichever period is shorter.

               (V) DEATH AFTER TERMINATION. If the Optionee dies subsequent to a Termination of Service for any reason other than Cause, then, notwithstanding any other limitation on the exercise of the Optionee's Option set forth in subparagraphs (i), (ii), (iii), or (iv), any Option held by such Optionee on the Optionee's date of death may thereafter be exercised, to the extent it was exercisable on such date, for a period of one year from the date of death or until the expiration of the stated term of such Option, whichever period is shorter.

               (VI) CHANGE IN CONTROL. Notwithstanding any other provision of this Plan to the contrary, in the event the Optionee incurs a Termination of Service other than for Cause during the twelve-month period following a Change in Control, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Termination of Service, for (A) the longer of (1) one year from the date of such Termination of Service or (2) such other period as may be provided in the Plan from such Termination of Service, or (B) until expiration of the stated term of such Option, whichever period is shorter.

 Notwithstanding any other provisions of this Section 6.3(e), the exercisability of any Option shall be determined in regard to the status of the Optionee to which the grant was attributable. Options granted to an Optionee by reason of his Employment shall be exercisable in accordance with the foregoing provisions of subparagraphs (i)-(v) with respect to the later of his Termination of Service as an Employee or, if such Employee is also a Director, his Termination of Service as a Director. Options granted by reason of the Optionee's status as a Director shall be exercisable in accordance with the foregoing provisions of subparagraphs (i)-(v) only with respect to his Termination of Service as a Director. If an Incentive Stock Option is
                                 -9-
 exercised after the expiration of the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Incentive Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (F) MINIMUM HOLDING PERIOD. No Option may be exercised before the date which is six months after the later of (i) the date on which the Plan is approved by the shareholders of the Company, or (ii) the date on which such Option was awarded.

          (G) ADDITIONAL RESTRICTIONS RELATING TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the time the Option is awarded) of the Shares for which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan, any Prior Plans, or any other plan of the Company or a Subsidiary) exceeds $100,000 (or such other individual limit as may be in effect with regard to incentive stock options under the Code on the date of award), such Options shall not be Incentive Stock Options. No Incentive Stock Option shall be awarded to a Director or to an Optionee who, at the time such Option is awarded, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary within the meaning of Section 422(b)(6) of the Code unless (i) at the time the Option is awarded, the Option Price is at least 110% of the Fair Market Value of the Shares subject to the Option, and (ii) such Option by its terms is not exercisable after the expiration of five years from the date such Option is awarded.

          (H) LIMITATION ON OPTION AWARDS. No Optionee may be awarded Options under the Plan in any calendar year with respect to more than 500,000 Shares.

     SECTION 6.4. TERMINATION OR LAPSE OF OPTIONS. Each Option shall terminate or lapse upon the first to occur of (a) the expiration date set forth in the applicable Option Agreement, (b) the date on which the Option is deemed to be forfeited or terminated under the terms of the Plan or an Option Agreement, (c) the applicable date set forth in
 Section 6.3(b), or (d) the date which is the day next following the last day such Option could be exercised under Section 6.3(e).


     SECTION 7.  EXERCISE AND PAYMENT OF OPTION PRICE.

     SECTION 7.1 EXERCISE OF OPTIONS. Each Option shall be exercised as to all or a portion of the Shares subject to the Option by written notice to the Company setting forth the exact number of Shares as to which the Option is being exercised and including with such notice payment of the Option Price (plus the minimum required tax withholding). The date of exercise shall be the date such written notice and payment have been delivered (in cash or in such other manner as provided in Section 7.2) to the Secretary of the Company either in person or by depositing said notice and payment in the United States mail, postage pre-paid and addressed to such officer at the Company's principal office.
                                 -10-
     SECTION 7.2 PAYMENT FOR SHARES. Payment of the Option Price (plus required tax withholding) attributable to the exercise of an Option or any portion thereof may be made (a) by tendering cash (in the form of a check or otherwise) in such amount, (b) with the consent of the Committee, by tendering, by either actual delivery of Shares owned by the Optionee or by attestation, Shares with a Fair Market Value on the date of exercise equal to such amount, (c) with the consent of the Committee, by instructing the Committee to withhold a number of Shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Option, (d) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the sale or loan proceeds equal to such amount, or (e) any combination of (a), (b), (c), and (d); provided, however, that any Shares delivered in payment of the Option Price pursuant to clause (b) shall have been purchased on the open market and held by the Optionee for at least six months at the time of exercise of the Option.

     SECTION 7.3 TAX WITHHOLDING. The delivery of Shares to an Optionee or any other person under the Plan is subject to withholding of all applicable taxes, and the Committee may condition the delivery of any Shares or other benefits on satisfaction of applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit withholding obligations to be satisfied through cash payment by the Optionee or other person exercising an Option, through the surrender of Shares which the Optionee or other person already owns, or through the surrender of Shares to which the Optionee or other person is otherwise entitled under the Plan.

     SECTION 7.4 ISSUANCE OF SHARES. No certificates representing Shares shall be issued until full payment therefor has been made. An Optionee shall have all of the rights of a shareholder of the Company holding the Common Stock that is subject to such Option (including, if applicable, the right to vote the Shares and the right to receive dividends) when the Optionee has given written notice of exercise, has paid in full for such Shares, has, if requested, given the representation described in Section 12.2, and a certificate representing the Shares have been issued by the registrar and transfer agent for the Common Stock. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions:

          (a) Listing or approval for listing upon notice of issuance of such Shares on the exchange or over-the-counter market as may at the time be the principal market for the Common Stock;

          (b) Any registration or other qualification of the Shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and
                                 -11-
          (c) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

     SECTION 8.  CHANGE IN CONTROL.

     SECTION 8.1  ADJUSTMENT OF OPTIONS.

          (A)  VESTING AND CASH PAYMENT.  In the event of a Change in
 Control,

               (i) all Options outstanding on the date on which such Change in Control has occurred (the "Change in Control Date") shall, to the extent not then exercisable or vested, immediately become exercisable in full, and

               (ii) each Optionee may elect (the Optionee's "Election Right") with respect to each Option held by such Optionee on the Change in Control Date to surrender such Option for an immediate lump sum cash payment in an amount equal to the product of (A) the number of Shares then subject to the Option as to which the election is being exercised multiplied by (B) the excess, if any, of (1) the greater of (a) the Change in Control Price or (b) the highest Fair Market Value of a Share on any day in the 60-day period ending on the Change in Control Date, over (2) the Option Price of such Option. For purposes of this Section 8.1(a), the "Change in Control Price" shall mean, if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction (as defined in Section 8.2(c)), the highest price per Share paid in such tender or exchange offer or Corporate Transaction, and, to the extent that the consideration paid in any such transaction consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Committee.

          (B) ELECTION. The exercise of an Election Right must be in writing, specify the Option or Options and the number of Shares as to which the election is being exercised, and be delivered to the Secretary of the Company either in person or by depositing said notice and payment in the United States mail, postage pre-paid and addressed to such officer at the Company's home office on or before the 60th day following the Change in Control Date.

          (C) PAYMENT DATE. All payments due an Optionee pursuant to the provisions of this Section 8.1 shall be made by the Company on or before the 5th business day following the date on which the Optionee's election has been delivered to the Company pursuant to Section 8.1(b).

          (D) POOLING CONSIDERATIONS. Notwithstanding any other provision of this Section 8.1, if the grant or the exercise of an Optionee's Election Right or payment of cash provided for in this
                                 -12-
 Section 8.1 would make a Change in Control transaction ineligible for pooling-of-interests accounting treatment under APB No. 16, that, but for the nature of such grant or exercise of Election Rights or payment of cash, would otherwise be eligible for such pooling-of-interests accounting treatment, the Committee shall have the right and authority to substitute for the cash payments to be made to the Optionee pursuant to Section 8.1(a), Common Stock with a Fair Market Value, determined as of the date of delivery of such Shares, equal to the cash that would otherwise be payable to such Optionee in connection with the exercise of an Optionee's Election Right hereunder or, to the extent necessary to preserve such pooling-of-interests accounting treatment, to otherwise modify, eliminate, or terminate such Election Right.

     SECTION 8.2 DEFINITION OF "CHANGE IN CONTROL." For purposes of the Plan, a "Change in Control" means the happening of any of the following events:

          (A) The acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Corporation other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any entity controlled by the Corporation, (D) any acquisition pursuant to a transaction which complies with clauses (i), (ii), and (iii) of paragraph (c) of this
 Section 8.2, (E) except as provided in paragraphs (d) and (e), any acquisition by any of the Woodson Entities or any of the Smith Entities, or (F) any increase in the proportionate number of shares of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities beneficially owned by a Person to 20% or more of the shares of either of such classes of stock if such increase was solely the result of the acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by the Corporation; provided, however, that this clause (F) shall not apply to any acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities not described in clauses (A), (B), (C), (D), or (E) of this paragraph (a) by the Person acquiring such shares which occurs after such Person had become the beneficial owner of 20% or more of either the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by reason of share purchases by the Corporation; or

          (B) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of the Plan, that any individual who
                                 -13-
 becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be deemed to be and shall be considered as though such individual were a member of the Incumbent Board, but provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed or considered as a member of the Incumbent Board; or

          (C) Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of the assets or securities of any other entity (a "Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) (the "Resulting Corporation") in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation, any Woodson Entity, any Smith Entity, or such Resulting Corporation) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the then outstanding voting securities of such Resulting Corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Corporation prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

          (D) the Woodson Entities acquire beneficial ownership of more than 35% of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or
                                 -14-
          (E) the Smith Entities acquire beneficial ownership of more than 35% of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

          (F) The approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

 For purposes of this Section 8.2, the term "Woodson Entities" shall mean Aytchmonde P. Woodson, Leigh Yawkey Woodson, and Alice Richardson Yawkey, members of their respective families and their respective descendants (the "Woodson Family"), heirs or legatees of any of the Woodson Family members, transferees by will, laws of descent or distribution, or by operation of law of any of the foregoing (including any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by any of Aytchmonde P. Woodson, Leigh Yawkey Woodson, or Alice Richardson Yawkey, whether pursuant to last will or otherwise, any partnership, trust, or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Corporation (including any beneficiary or trustee, partner, manager, or director of any of the foregoing, or any other Person serving any such entity in a similar capacity).

 For purposes of this Section 8.2, the term "Smith Entities" shall mean David B. Smith and Katherine S. Smith, members of their respective families and their respective descendants (the "Smith Family"), heirs or legatees of any of the Smith Family members, transferees by will, laws of descent or distribution, or by operation of law of any of the foregoing (including of any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by either of David B. Smith or Katherine S. Smith, whether pursuant to last will or otherwise, any partnership, trust, or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Corporation (including any beneficiary or trustee, partner, manager, or director of any of the foregoing, or any other Person serving any such entity in a similar capacity).

 For purposes of this Section 8.2, the terms "Affiliate" and "Associate" shall have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Plan.
                                 -15-

     SECTION 9.  AMENDMENT AND TERMINATION OF PLAN.

     SECTION 9.1 AMENDMENT OF PLAN. The Board may amend the Plan from time to time and at any time; provided, however, that (a) except as specifically provide herein, no amendment shall, in the absence of written consent to the change by the affected Optionee, adversely affect such Optionee's rights under any Option which has been awarded prior to the amendment except to the extent such amendment is, in the sole opinion of the Committee, required to comply with any stock exchange rules, accounting rules, or laws applicable to the Company or the Plan, (b) no amendment with respect to the maximum number of Shares which may be issued pursuant to Options under the Plan or to any individual in any calendar year made be made unless approved by a majority of the Shares entitled to vote at a meeting of the shareholders if such amendment would, in the absence of such approval and in the sole opinion of the Committee, have an adverse effect on the Company under applicable tax or securities laws or accounting rules, and (c) no amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by applicable law or stock exchange rules.

     SECTION 9.2 TERMINATION OF PLAN. The Plan shall terminate on the first to occur of (a) June 21, 2010 or (b) the date specified by the Board as the effective date of Plan termination; provided, however, that the termination of the Plan shall not limit or otherwise affect any Options outstanding on the date of termination.

     SECTION 10. EFFECTIVE DATE. Notwithstanding any provision of this Plan to the contrary, the Plan shall not be effective, and any Options awarded under the Plan shall be null and void, unless the adoption of the Plan is approved at the annual meeting of the Company's shareholders next following the Effective Date by the majority of the shares entitled to vote at such meeting.

     SECTION 11. INVESTMENT INTENT. The Committee may require each Optionee or other person purchasing or receiving Shares pursuant to the exercise of an Option, to represent to and acknowledge that the Shares, if not registered by the Company under the Securities Act of 1933 (the "1933 Act"), may not be freely transferable by the holder after exercise of the Option, that by acceptance of an Option or Shares that such Optionee or other person understands that the application of the 1933 Act may restrict the transfer of such Shares, and that Shares which are unregistered under the 1933 Act will be acquired for the account of the Optionee or other person for investment only and not with a view to offer for sale or for sale in connection with the distribution or transfer thereof. Certificates issued by the Company and representing Shares acquired pursuant to the exercise of an Option may include any legend or legends which the Company deems appropriate to reflect any restrictions imposed under the 1933 Act.
                                 -16-

     SECTION 12.  AVAILABILITY OF INFORMATION.

     SECTION 12.1. REGISTERED SHARES. If the Shares subject to an Option have been registered pursuant to the 1933 Act, the Company shall provide the Optionee with such information as may be required under the applicable registration form on which such Shares were registered.

     SECTION 12.2. UNREGISTERED SHARES. If the Shares subject to an Optionee's Option are not registered or to be registered under the 1933 Act, the Company shall furnish each Optionee with (a) a copy of the Plan and the Company's most recent annual report to its shareholders at the time the Option Agreement is delivered to the Optionee and (b) a copy of each subsequent annual report and proxy statement, on or about the same date as such report shall be made available to shareholders of the Company. Whether or not the shares are, or are to be, registered under the 1933 Act, the Company will furnish, upon written request addressed to the Secretary of the Company, but at no charge to the Optionee or any duly authorized representative of the Optionee, a copy of the Plan and copies of all reports filed by the Company with the

 Securities and Exchange Commission, including, but not limited to, the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its proxy statements. Notwithstanding the foregoing provisions of this Section 12, the Company shall not be required to furnish any such report or statement if a copy of such report is otherwise provided to the Optionee in connection with another plan maintained by the Company or such Optionee's status as a shareholder of the Company.


     SECTION 13.  LIMITATION OF RIGHTS.

     SECTION 13.1. CONDITIONS OF SERVICE. The Plan shall not constitute an contract of employment and participation in or eligibility for participation in the Plan shall not confer upon any employee the right to be continued as an employee of the Company or any present or future Subsidiary or as a Director. The Company and each Subsidiary hereby expressly reserves the right to terminate the employment of any employee, with or without cause, as if the Plan and any Options awarded pursuant to it were not in effect.

     SECTION 13.2. COMPANY ASSETS. Neither the Optionee nor any other person shall, by reason of receiving an award of an Option under the Plan acquire any right, title, or interest in any assets of the Company or any Subsidiary by reason of such Option or the Plan. To the extent the Optionee or any other person shall acquire a right to receive payments from the Company pursuant to an Option Agreement or the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

     SECTION 14. COMPLIANCE WITH APPLICABLE LAWS. Notwithstanding any provision of this Plan to the contrary, if at any time the Company shall be advised by its counsel that the exercise of any Option or the delivery of Shares upon the exercise of an Option is required to be approved, listed, registered, or qualified under any securities law, that certain actions must be taken under the rules of any stock exchange or over-the-counter market, that such exercise or delivery
                                 -17-
 must be accompanied or preceded by a prospectus or similar circular meeting the requirements of any applicable law, or that some other action is required to be taken by the Company in compliance with applicable law, the Company will use reasonable efforts to take all actions required within a reasonable time, but exercise of the Options or delivery by the Company of certificates for Shares may be deferred until the Company shall be in compliance with all such requirements.


     SECTION 15. GOVERNING LAW. The Plan, each Option awarded hereunder and the related Option Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the internal laws of the State of Wisconsin and construed in accordance therewith without giving effect to the principles of conflicts of laws applied by any state.

                                 PROXY

                      WAUSAU-MOSINEE PAPER CORPORATION
          PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING
                          TO BE HELD APRIL 19, 2001


 The undersigned hereby appoint(s) San W. Orr, Jr., Richard L. Radt and Thomas
 J. Howatt, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Wausau-Mosinee Paper Corporation that the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 19, 2001 and at any adjournment thereof (the "Annual Meeting"). The proxies have the authority to vote such stock as directed on the reverse side hereof with respect to the proposals set forth in the Proxy Statement with the same effect as though the undersigned were present in person and voting such shares. For participants in the Dividend Reinvestment and Stock Purchase Plan, Common Stock Purchase Plan and the Corporations' 401(k) plan, the proxy also serves as voting instructions to the plan administrator or trustee, as applicable, of such plans to vote the shares of common stock beneficially owned by the participants in each plan. The undersigned hereby revokes all proxies heretofore given to vote at the Annual Meeting and any adjournment thereof.

 PLEASE INDICATE ON THE REVERSE SIDE OF THIS CARD HOW YOUR STOCK IS TO BE VOTED. IF NO SPECIFIC VOTING INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.


                              (Continued and to be signed on reverse side.)

                       WAUSAU-MOSINEE PAPER CORPORATION
  PLEASE MARK YOUR VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY <square>

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

 1. Election of Directors:                                           For all except the nominees
                                          For All      Withhold All  written below
     HARRY R. BAKER, DENNIS J. KUESTER    <square>       <square>    ______________________
     AND RICHARD L. RADT.

                                          For          Against       Abstain
 2. To approve the 2000 Stock Option Plan <square>     <square>      <square>

 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

                                 Please sign exactly as name appears at left.

                                      Dated _________________________, 2001

                                      _________________________________________
                                                      Signature

                                      ________________________________________
                                                Signature if held jointly

 When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer.

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.